SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

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Date of report (Date of earliest event reported): October 24, 2003

SUMMIT PROPERTIES PARTNERSHIP, L.P.
(Exact name of Registrant as specified in charter)

0-22411
(Commission file number)

Maryland	56-1857807
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

309 E. Morehead Street
Suite 200
Charlotte, North Carolina	28202
(Address of principal executive offices)	(Zip code)

(704) 334-3000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 7. Exhibits.

(c)    Exhibits . The following exhibits are being furnished herewith:

Exhibit
Number    Title

99.1    Press release of Summit Properties Inc. issued on October 24, 2003 (incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K of Summit Properties Inc. filed on October 24, 2003, File No. 001-12792)

99.2    Earnings supplement of Summit Properties Inc. dated October 24, 2003 (incorporated herein by reference to Exhibit 99.2 to the Current Report on Form 8-K of Summit Properties Inc. filed on October 24, 2003, File No. 001-12792)

Item 12. – Results of Operations and Financial Condition.

On October 24, 2003, Summit Properties Inc., the general partner of Summit Properties Partnership, L.P., issued a press release announcing its financial results for the third quarter of 2003 and an earnings supplement as referenced in the press release. Copies of Summit Properties Inc.’s press release and earnings supplement are included in this report as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

The information in this Current Report on Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT PROPERTIES PARTNERSHIP, L.P.

By: Summit Properties Inc.
Its General Partner

Date: October 24, 2003  By: /S/ Gregg D. Adzema
Gregg D. Adzema
Executive Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number    Title

99.1    Press release of Summit Properties Inc. issued on October 24, 2003 (incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K of Summit Properties Inc. filed on October 24, 2003, File No. 001-12792)

99.2    Earnings supplement of Summit Properties Inc. dated October 24, 2003 (incorporated herein by reference to Exhibit 99.2 to the Current Report on Form 8-K of Summit Properties Inc. filed on October 24, 2003, File No. 001-12792)